CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT


I, Nils Tuchschmid, President of Credit Suisse Alternative Capital Long/Short Equity Institutional Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2006                            /s/ Nils Tuchschmid
     -------------------------------               ---------------------------
                                                   Nils Tuchschmid, President
                                                   (principal executive officer)


I, Edward  Poletti,  Chief  Financial  Officer and  Treasurer  of Credit  Suisse
Alternative   Capital   Long/Short   Equity   Institutional   Fund,   LLC   (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2006                /s/ Edward Poletti
     -------------------------------  ------------------------------------------
                                      Edward Poletti, Chief Financial Officer
                                      and Treasurer
                                      (principal financial officer)